FREMONT SMALL BUSINESS LOAN MASTER TRUST

FREMONT FINANCIAL CORPORATION - AS SERVICER
PAYMENT DATE STATEMENT

Series B and C Certificates and Variable Funding Certificate / Subordinated Series 1995-1


SETTLEMENT PERIOD: September 1996         PAYMENT DATE: 10/15/96
As of the Record Date:
Series B Invested Amount ......................................................    $100,000,000
Series B Pool Factor ..........................................................   1.00000000000

Series C Invested Amount ......................................................    $135,000,000
Series C Pool Factor ..........................................................   1.00000000000

Subordinated Series 1995-1 Invested Amount ....................................     $30,000,000
Subordinated Series 1995-1 Pool Factor ........................................   1.00000000000

Variable Funding Certificate (VFC) Invested Amount ............................     $47,500,000

For the Settlement Period:                                                                             Per $1,000
                                                                                                       ----------
Gross Collections for the Settlement Period ...................................    $227,478,000           $727.93
Defaulted Amount for the Settlement Period ....................................               0              0.00
Recoveries for the Settlement Period ..........................................               0              0.00

Certificate/Fee Distributions on:  10/15/96

     Interest on the Series B Certificates ....................................     $483,648.31             $1.55
     Interest on the Series C Certificates ....................................      635,525.21              2.03
     Interest on the Subordinated Series 1995-1 Certificates ..................      155,969.49              0.50
     Principal of the Series B Certificates ...................................            0.00              0.00
     Principal of the Series C Certificates ...................................            0.00              0.00
     Principal on the Subordinated Series 1995-1 Certificates .................            0.00              0.00
     Servicing Fee ............................................................      575,157.35              1.84
                                                                                 --------------            ------
                             Total of distributions ...........................   $1,850,300.36             $5.92
                                                                                 ==============            ======

VFC activity for the September 1996 Settlement Period:

     Beginning principal of the Variable Funding Certificate ..................  $48,000,000.00
     Principal from the Variable Funding Certificateholder ....................    8,500,000.00
     Principal to the Variable Funding Certificateholder ......................   (9,000,000.00)
                                                                                 --------------
     Ending principal of the Variable Funding Certificate .....................  $47,500,000.00
                                                                                 ==============

     Interest for the Settlement Period for the VFC ...........................     $202,453.06             $0.65
     Liquidity Fees for the Settlement Period for the VFC .....................       17,970.56              0.06
                                                                                 --------------            ------
     Total VFC Interest and Liquidity Fees for the Settlement Period ..........     $220,423.62             $0.71
                                                                                 ==============            ======
As of the end of the September 1996 Settlement Period:

Subordinated Amounts:
    Series B Certificates .....................................................     $23,456,791
    Series C Certificates .....................................................     $31,666,667
    Variable Funding Certificate  (VFC) .......................................     $11,141,975
Aggregate Subordinated Transferor Amount ......................................     $40,607,345

Cash Collateral Account balance ...............................................              $0
Collection Account balance ....................................................      $2,026,000
Excess Funding Account balance ................................................      $6,500,000


   -    Amounts per $1,000 are in relation to the aggregated Invested Amount (Series B and C, the VFC and
        Subordinated Series 1995-1) as of the Record Date.
   -    Interest is for the Interest Accrual Period ending October 14th.
   -    The Series B Certificate Rate was 6.00391% for this Interest Accrual Period.
   -    The Series C Certificate Rate was 5.84391% for this Interest Accrual Period.
   -    The Subordinated Series 1995-1 Certificate Rate was 6.45391% for this Interest Accrual Period.